UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2011

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

On December 5, 2011, M-C Plaza VI & VII L.L.C., a wholly-owned subsidiary of Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership through which Mack-Cali Realty Corporation (the “General Partner”) conducts its real estate activities, entered into a Development Agreement (the “Development Agreement”) with Ironstate Development LLC (“Ironstate”), for the development of up to 2 million square feet of residential space with associated parking and ancillary retail space on land owned by the Company  at its Harborside Financial Center complex in Jersey City, New Jersey (the “Harborside Residential Project”). The first phase of the project is expected to consist of a parking pedestal to support two high-rise towers of approximately 500 apartment units each.  The parties anticipate a fourth quarter 2012 ground breaking and expect residents to take occupancy within approximately two years thereafter.

Pursuant to the Development Agreement, the Company and Ironstate shall co-develop the Harborside Residential Project with Ironstate responsible for obtaining all required development permits and approvals.  Major decisions with respect to the Harborside Residential Project will require the consent of the Company and Ironstate. The Company and Ironstate will have 85 and 15 percent interests, respectively, in the Harborside Residential Project. The Company will receive capital credit of $30 per developable square foot for its land.

The Development Agreement is subject to obtaining required approvals and development financing as well as numerous customary undertakings, covenants, obligations and conditions.  The Company has the right to reasonably determine that any phase of the Harborside Residential Project is not economically viable and may elect to not proceed with no further obligations to Ironstate other than  reimbursement to Ironstate of all or a portion of the costs incurred by it to obtain any required approvals.

A copy of the Development Agreement is filed herewith as Exhibit 10.1.  A copy of the form of limited liability company agreement that will govern the ownership entity for each condominium unit is filed herewith as Exhibit 10.2.

On December 7, 2011, the General Partner issued a press release announcing the Harborside Residential Project, a copy of which is filed herewith as exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Development Agreement dated December 5, 2011 by and between M-C Plaza VI & VII L.L.C. and Ironstate Development LLC.

10.2	Form of Amended and Restated Limited Liability Company Agreement.

99.1	Press Release of Mack-Cali Realty Corporation dated December 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: December 8, 2011	By:	/s/ MITCHELL E. HERSH
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: December 8, 2011	By:	/s/ MITCHELL E. HERSH
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Development Agreement dated December 5, 2011 by and between M-C Plaza VI & VII L.L.C. and Ironstate Development LLC.

10.2	Form of Amended and Restated Limited Liability Company Agreement.

99.1	Press Release of Mack-Cali Realty Corporation dated December 7, 2011.